UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1435



                                AMCAP Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: February 29, 2004

                   Date of reporting period: February 29, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            Eric A.S. Richards, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMCAP FUND

What sets AMCAP apart?
page 6

[front cover - boy holding tree leaf]

Annual report for the year ended February 29, 2004


AMCAP FUND(R)seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                         1
Charting the value of a long-term perspective                                  4
FEATURE ARTICLE: WHAT SETS AMCAP FUND APART?                                   6
Inside your fund's investment portfolio                                       12
Directors and officers                                                        32
What makes American Funds different?                                  back cover

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2004 (the most recent calendar quarter):

CLASS A SHARES                               1 YEAR     5 YEARS     10 YEARS

Reflecting 5.75% maximum sales charge

Average annual total return                     --        +4.66%     +12.52%
Cumulative total return                      +26.42%     +25.60%    +225.37%

Sales charges are lower for accounts (and aggregated investments) of $25,000 or more.

Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ON THESE TWO PAGES ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

[photo:  boy looking at tree leaf]

FELLOW SHAREHOLDERS:

The U.S. stock market surged in the 12 months ended February 29, 2004. AMCAP Fund participated strongly in the recovery, posting a total return of 37.0%. The unmanaged Standard & Poor's 500 Composite Index gained 38.5%.

Although we are pleased to report very strong results for the 2004 fiscal year, we urge investors to take a long-term perspective on their AMCAP investment. We believe it is a good idea to study a mutual fund's returns over a full market cycle, which includes both up and down markets. The last decade is such a period, including a surging stock market in the late 1990s, a severe bear market from 2000 to 2002 and a recovery in the past year.

AMCAP's 10-year cumulative total return was 234.9% or 12.8% per year, compared with a 193.0% 10-year cumulative total return or 11.3% per year for the S&P 500. AMCAP also outpaced the Lipper Growth Funds Index, which tracks the largest growth funds, and the Lipper Multi-Cap Core Funds Index, which monitors mutual funds that invest in companies of different sizes. A $10,000 investment in AMCAP on May 1, 1967 (when the fund began operations) would be worth $777,420 on February 29, 2004 with all distributions reinvested and including a maximum 5.75% sales charge.

We believe AMCAP's disciplined approach of investing in companies with a proven history of growth and solid future prospects has played an important role in the fund's long-term results. The fund's relatively favorable results during the market decline of 2000 to 2002 were a key reason for its ten-year record (see chart on page 11). Our feature story on page 6 goes into more depth on what sets AMCAP apart from the hundreds of other growth-oriented mutual funds.

[Begin Sidebar]
CUMULATIVE TOTAL RETURNS

FOR PERIODS ENDED FEBRUARY 29, 2004            1 YEAR     5 YEARS     10 YEARS

AMCAP                                           +37.0%     +35.2%      +234.9%
Standard & Poor's 500 Composite Index (1)       +38.5       -0.6       +193.0
Lipper Multi-Cap Core Funds Index (2)           +41.3      +12.0       +158.6
Lipper Growth Funds Index (3)                   +36.5       -7.1       +127.0

(1) The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.
(2) Recently, Lipper redefined U.S. equity classifications based on portfolio holdings. AMCAP is now classified in the Multi-Cap Core Funds category.
(3) The Lipper Growth Funds Index has been added to provide another view of general growth funds' results. This index tends to have more component stability than other more recent index classifications and is also a broad measure of larger growth funds. The Standard & Poor 's 400 MidCap Index has been eliminated since its universe, whose median company has a market capitalization of only $2 billion, has less relevance to companies in AMCAP Fund.

Lipper indexes do not include the effects of sales charges.
[End Sidebar]

THE ECONOMY AND THE STOCK MARKET

The broad stock market gains over the recent fiscal year were the result of a confluence of positive economic factors and stimulative government actions. Consumers were aided by significant tax cuts for dividends and capital gains, low interest rates and opportunities for continued mortgage refinancing. The Federal Reserve has been unusually accommodative, maintaining the federal funds rate at 1.0%, its lowest rate since 1958. Inflation was benign in fiscal 2004.

U.S. corporations have been helped by the weak dollar, which has made U.S. exports more competitive, and by federal corporate tax cuts. Also, as revenues increased, profit margins widened; by some measures, corporate profit margins are at their highest level in several decades. Overall, productivity has improved and a global economic recovery benefited American corporations.

WHAT HELPED THE FUND'S RESULTS

During fiscal 2004, all companies held in AMCAP's portfolio posted positive total returns. Those that did particularly well were technology companies, pharmaceutical manufacturers, biotechnology firms, some retail companies, business services and diversified financial concerns.

In last year's annual report, we wrote that several of the fund's larger holdings had experienced declines but these dips had not changed our fundamental outlook for these companies. True to our mandate of investing in companies and not stocks, we don't necessarily sell an investment just because its stock price temporarily dips if we believe the company's sales and earnings are still on track for the long term. For instance, Capital One Financial, Lowe's and American International Group, some of our more difficult holdings last year, bounced back robustly in fiscal 2004. Capital One Financial, our fifth largest holding, rose 128.4%, Lowe's, our seventh largest holding, climbed 42.5% and American International Group increased 50.1%. These three companies exemplify the type of firms that AMCAP favors -- we believe they are well managed, have a competitive edge in their industries and a solid history of growth.

Technology companies, whose stocks had fallen sharply during the bear market, came back strongly during most of the past 12 months as the underlying economy improved. Internet companies benefited from a greater adoption of the Internet by users worldwide, the growth of e-commerce and the return of online advertising. Yahoo!, one of the largest Internet portals, rose 113.0% and eBay, an online Internet auction company, gained 75.6%. Cisco Systems, a maker of equipment used in Internet networking and communications and the fund's sixth largest holding, climbed 65.2%.

[Begin Sidebar]

AMCAP's lifetime results (5/1/1967 - 2/29/2004)

                                                 CUMULATIVE      AVERAGE ANNUAL
                                                TOTAL RETURN      TOTAL RETURN

AMCAP                                           +8,156.2%             +12.7%
Standard & Poor's 500 Composite Index (1)       +4,094.5              +10.7
Consumer Price Index (inflation) (2)              +462.5               +4.8

(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


Figures shown on these two pages are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money.

Fund results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. For current information about the fund, visit americanfunds.com.
[End Sidebar]

[photo:  hand holding plant]

Pharmaceutical manufacturers and biotechnology companies also did well. Major contributors included Genentech (+205.1%) and Forest Laboratories, the fund's second largest holding (+51.6%). Retailing was mixed. Dollar General (+110.7%) and Target (+53.4%) experienced large gains, while Kohl's (+5.3%) lagged the market.

Several investments in middle-sized companies also contributed. They included International Game Technology, a maker of slot machines and video games (+99.8%); Zebra Technologies, a maker of bar code printers (+70.0%) and Medicis Pharmaceutical, a marketer of skin prescription products (+69.0%).

LOOKING AHEAD

On the heels of a strong stock market rebound and a very good year for AMCAP, we recommend that investors keep realistic expectations of investment results and consider the history of long-term returns instead of focusing on the soaring markets of the late 1990s. It is useful to remember that over the past 78 years, the average annual total return for stocks as measured by the S&P 500 has been around 10% a year.

To some extent, the easy part of the recovery is over. Stocks have rebounded off their lows. Serious geopolitical risks remain, however, from the still unsettled situation in the Middle East to the threat of terrorism. Other risks include a possible increase in inflation, heavy debt loads in the United States and the potential overheating of some developing markets. That said, we are still very positive about the long-term growth opportunities for the companies in AMCAP's portfolio.

We are pleased to report that the number of shareholder accounts in AMCAP Fund has increased over the past 12 months by more than 50%. We welcome our new shareholders and thank our long-term investors for their continuing support.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 13, 2004

[Begin Sidebar]
AMCAP's cumulative total returns

FOR THE PAST 10 FISCAL YEARS (ENDED 2/28 OR 2/29)

1995                     +3.4%              2000              +22.3%
1996                    +29.3               2001               +3.0
1997                    +11.7               2002               -7.1
1998                    +37.0               2003              -15.7
1999                    +21.1               2004              +37.0

CUMULATIVE TOTAL RETURN OVER ENTIRE 10-YEAR PERIOD           +234.9%
AVERAGE ANNUAL TOTAL RETURN FOR THE 10-YEAR PERIOD            +12.8
[End Sidebar]

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 -- when the fund began operations -- and February 29, 2004.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. Thus the net amount invested was $9,425.1

As you can see, that $10,000 grew to $777,420 with all distributions reinvested, a gain of 7,674%. Over the same period, $10,000 would have grown to $419,452 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1994. At that time, according to the table, the value of the investment illustrated here was $232,137. Since then, it has increased over three times in value, to $777,420. Thus, in that same 10-year period, the value of your investment -- regardless of size -- has also more than tripled.

THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

                                                  For periods ended
                                                  February 29, 2004

CLASS A SHARES*
Reflecting 5.75% maximum sales charge
1 year                                                      +29.08%
5 years                                                      +4.96%
10 years                                                    +12.18%

*Results for other share classes can be found on page 31.

Please see the inside back cover for important information about other share classes.


[begin mountain chart]


Year               AMCAP with         S&P 500 with           Consmer Price
ended              dividends          dividends                 Index
Feb. 28 or 29      reinvested         reinvested             (inflation)

5/1/67             $  9,425             $10,000                 $10,000
1968#                10,056               9,778                  10,332
1969                 12,212              11,074                  10,816
1970                 11,835              10,442                  11,480
1971                 12,643              11,713                  12,054
1972                 14,902              13,305                  12,477
1973                 13,978              14,345                  12,961
1974                 11,037              12,776                  14,260
1975                  9,903              11,354                  15,861
1976                 13,883              14,453                  16,858
1977                 14,173              15,062                  17,855
1978                 16,612              13,807                  19,003
1979                 22,738              16,105                  20,876
1980                 33,541              20,071                  23,837
1981                 40,548              24,400                  26,556
1982                 42,643              22,175                  28,580
1983                 61,456              30,690                  29,577
1984                 62,128              34,013                  30,937
1985                 72,165              41,108                  32,024
1986                 88,738              53,636                  33,021
1987                115,664              69,462                  33,716
1988                112,037              67,586                  35,045
1989                122,827              75,608                  36,737
1990                140,027              89,863                  38,671
1991                163,492             103,018                  40,725
1992                196,856             119,450                  41,873
1993                208,557             132,158                  43,233
1994                232,137             143,149                  44,320
1995                240,047             153,672                  45,589
1996                310,345             206,941                  46,798
1997                346,783             261,046                  48,218
1998                475,003             352,382                  48,912
1999                575,089             421,935                  49,698
2000                703,358             471,431                  51,299
2001                724,638             432,799                  53,112
2002                673,327             391,654                  53,716
2003                567,618             302,860                  55,317
2004                777,420 (2)         419,452 (3)              56,254 (4)


Year ended
February 28 or 29                  1968#         1969         1970         1971         1972         1973

Total value
Dividends reinvested                  --          $75          190          200          244          228
Value at fiscal year-end         $10,056       12,212       11,835       12,643       14,902       13,978
AMCAP total return                  0.6%         21.4        (3.1)          6.8         17.9        (6.2)

Year ended
February 28 or 29                  1974          1975         1976         1977         1978         1979

Total value
Dividends reinvested                 196          294          328          208          263          335
Value at fiscal year-end          11,037        9,903       13,883       14,173       16,612       22,738
AMCAP total return                (21.0)       (10.3)         40.2          2.1         17.2         36.9

Year ended
February 28 or 29                  1980          1981         1982         1983         1984         1985

Total value
Dividends reinvested                 438          724        2,594        1,231        1,591        1,944
Value at fiscal year-end          33,541       40,548       42,643       61,456       62,128       72,165
AMCAP total return                  47.5         20.9          5.2         44.1          1.1         16.2

Year ended
February 28 or 29                  1986          1987         1988         1989         1990         1991

Total value
Dividends reinvested               1,548        1,629        3,017        3,167        3,159        3,293
Value at fiscal year-end          88,738      115,664      112,037      122,827      140,027      163,492
AMCAP total return                  23.0         30.3        (3.1)          9.6         14.0         16.8

Year ended
February 28 or 29                  1992          1993         1994         1995         1996         1997

Total value
Dividends reinvested               2,156        2,253        1,918        2,400        3,363        2,643
Value at fiscal year-end         196,856      208,557      232,137      240,047      310,345      346,783
AMCAP total return                  20.4          5.9         11.3          3.4         29.3         11.7

Year ended
February 28 or 29                  1998          1999         2000         2001         2002         2003         2004

Total value
Dividends reinvested               2,464        3,727        3,329        4,106        3,693        1,077          142
Value at fiscal year-end         475,003      575,089      703,358      724,638      673,327      567,618      777,420
AMCAP total return                  37.0         21.1         22.3          3.0        (7.1)       (15.7)         37.0

Average annual total return for 36-3/4 years 12.5% (2)


# For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988.
(2) Includes reinvested dividends of $60,167 and reinvested capital gain distributions of $494,453.
(3) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

Figures shown on these two pages are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.



WHAT SETS AMCAP FUND APART?

With the stock market having partially rebounded after a two-and-a-half year bear market, we thought it would be timely to look at what makes AMCAP Fund different from other growth funds. We met with Michael Shanahan, chairman of AMCAP; Claudia Huntington, president; Tim Armour, portfolio counselor; and Brady Enright, investment analyst, to discuss their insights on AMCAP.

[Begin Photo Caption]
[photo:  hand holding three tree leaves]
[photo:  Claudia Huntington]
[photo:  Michael Shanahan]
[photo:  Brady Enright]
[photo:  Tim Armour]

Clockwise from top left:
Claudia Huntington, Michael Shanahan, Brady Enright, and Tim Armour. [End Photo Caption]

[photo:  butterflies on child's hands]

[Begin Sidebar]
Careful research by experienced professionals is the key.
-- Claudia Huntington
[End Sidebar]

[Begin Sidebar]
Our approach is based on owning pieces of growth companies, which, over time, the market will recognize.
-- Mike Shanahan
[End Sidebar]

WHAT SETS AMCAP APART FROM THE HUNDREDS OF OTHER GROWTH FUNDS?

CLAUDIA: AMCAP provides a disciplined approach to growth. We look for companies that have proven in the past to have above average growth, and which we believe will continue to have above-average growth in the future. Discipline comes from studying companies' histories and their future prospects, and focusing on those companies that have a strong record that we believe can be sustained.

MIKE: Most growth funds are focused on stock price growth. That can be interpreted as "buy anything you want as long as the stock goes up." By contrast, AMCAP focuses on company growth -- in other words, we ask how much can the company grow instead of how much stock price appreciation can we expect. Our approach is based on owning pieces of growth companies, which, over time, the market will recognize. That's quite different from asking what do we think the market will buy next month.

HOW DOES THE FUND SELECT THESE PROVEN GROWTH COMPANIES?

CLAUDIA: Careful research by experienced investment professionals is the key. We focus on growth potential for the long term -- not just the next quarter's earnings. Solid management is important. We are looking for companies with a competitive edge, whether it is in the services or products they offer, their culture, their product development process, their distribution systems or their technologies. To find well-managed companies and determine their true worth, the fund has access to the ideas of all the analysts of Capital Research and Management Company, investment adviser to all 29 American Funds. Of those analysts, 22 focus particularly on AMCAP and together manage a part of its portfolio.

WHAT DO THE RESEARCH ANALYSTS AND PORTFOLIO COUNSELORS DO?

MIKE: Research analysts are specialists who cover specific industries and portfolio counselors are generalists who invest broadly. AMCAP's portfolio is divided into five segments. Four are managed by portfolio counselors (Mike Shanahan, Claudia Huntington, Tim Armour and Ross Sappenfield). The fifth is managed by the fund's research analysts (including Brady Enright) who have the opportunity to act on their own convictions as well as to make recommendations.

[photo:  child sitting looking at tree leaf through magnifying glass]

[Begin Sidebar]
I like to focus on sales growth per share . . . it's difficult to play games with those numbers.
-- Tim Armour
[End Sidebar]

TIM, AS A PORTFOLIO COUNSELOR, WHICH CHARACTERISTIC OF A COMPANY'S FUNDAMENTALS DO YOU CONSIDER MOST IMPORTANT?

TIM: Portfolio counselors each have their own favorite ways to evaluate a company. I like to focus on sales growth per share instead of total growth. With sales growth per share, it's difficult to play games with those numbers. If one company acquires another firm and adds the newly acquired company's sales to its total, it looks as if the first company has experienced a huge increase in sales. But sales growth per share takes added shares into account because the first company most likely had to issue some of its own shares to complete the acquisition. Cash flow per share is another good number.

WHAT KIND OF TRACK RECORD DO YOU PREFER?

TIM: I like to see five years of sales growth per share, and I look at both annual compound growth and year-to-year sales growth. I am looking for a pattern of predictability and sustainability. I am not as impressed with a company that is flat for two years, dips slightly for two years and then goes way up in another year.

[Begin Sidebar]
Figures shown on the opposite page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

BRADY, HOW DO THE RESEARCH ANALYSTS SELECT COMPANIES?

BRADY: As an analyst covering service oriented small- and middle-sized companies, I am constantly sorting through companies that might be considered for AMCAP. I spend a lot of time trying to understand the position of companies in their markets, the sustainability of their competitive position and the strengths of individuals managing the business. I evaluate the quality of the numbers and the strengths of a company's balance sheet. I meet with management in person and see their plants and facilities first hand. I also talk with a company's customers, suppliers and competitors to get a more complete picture.

[photo:  boy holding leaf]

CLAUDIA, HOW HAVE AMCAP COMPANIES GROWN OVER THE PAST FIVE YEARS?

CLAUDIA: The last five years include a period of a sharp decline and then a partial rebound. The 140 companies in the portfolio experienced a median 7.2% annual growth in earnings per share during this time. In contrast, the median company in Standard & Poor's 500 Composite Index showed a 0.4% decline in earnings per share for the same period. (See the chart at top for a fuller explanation.)

[Begin Sidebar]
A record of superior growth for AMCAP's companies

                                                    MEDIAN 5-YEAR ANNUAL GROWTH

                                        NUMBER OF    EARNINGS      BOOK VALUE
                                        COMPANIES   PER SHARE (1)  PER SHARE (2)

AMCAP                                     140         +7.2%          +15.1%

AMCAP's companies held over 5 years
(27% of AMCAP's assets)                    33         +7.8           +13.3

Standard & Poor's 500 Composite Index     500         -0.4            +7.7

Source: FactSet

(1) Median earnings per share (EPS) is calculated using the last 5 years of EPS including the most recent year of estimated EPS.
(2) Median book value per share is calculated using the last 5 years of actual data.

Median is calculated using the most recent available data assuming that companies with any negative book value or earnings per share or unavailable data are below the median. Earnings per share: a company's net profit divided by the number of its shares outstanding.
Book value: the difference between a company's assets and its liabilities.
[End Sidebar]

HOW LONG DO WE HOLD OUR COMPANIES?

CLAUDIA: Many of our investments tend to be quite long term. More than 23% of the companies in the fund have been held five years or more. For example, the fund has continuously held Medtronic, a manufacturer of implantable biomedical devices, since 1977; American International Group, an insurance holding company, since 1978; Cisco Systems, a supplier of computer networking products, since 1994 and Pfizer, a pharmaceutical manufacturer, since 1995.

HOW DO YOU FIGURE OUT WHEN TO INVEST?

BRADY: The tricky part for AMCAP is paying reasonable prices for companies that have both a strong record and room for many years of growth in the future. Once we identify a company that is suitable for AMCAP, we have to be ready to act when the market gives us an opportunity to invest at an attractive valuation. It can require some patience but the market often gives us many opportunities. They can come about in many ways. For example, the market may be overly focused on some near term issues that are likely to be resolved. Or perhaps, we have a proprietary understanding through our research of the market potential for a company's new products.

[photo:  open hands holding leaf]

[Begin Sidebar]
AMCAP'S WEALTH OF EXPERIENCE

AMCAP Fund currently has four portfolio counselors who bring together 103 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

                                          Years of investment
Portfolio counselor                           experience

R. MICHAEL SHANAHAN                               39
CLAUDIA P. HUNTINGTON                             31
TIMOTHY D. ARMOUR                                 21
C. ROSS SAPPENFIELD                               12
[End Sidebar]

[Begin Sidebar]
Our discipline of understanding the companies, the growth in those companies and finding a fair price has been instrumental in our results.
-- Claudia Huntington
[End Sidebar]

[photo:  child holding a stick with a caterpillar on it]

[photo:  caterpillar on leaf]

IS IT CLEAR WHAT A FAIR PRICE IS?

CLAUDIA: It's not always obvious what a fair price is. It depends on the outlook, expectations and the market environment. What people will pay changes over time. There have been periods when 12 times earnings is the valuation used for growth companies. And there are other times when that 12 times earnings multiple will define a company selling at a discount. In December 1981, the price/earnings ratio of the S&P 500 was eight times earnings. In December 1999, it was 31 times earnings. The difference was a function of different expectations and a much different market and economic environment. Expectations play a large role in what people will pay for a company or a stock.

MIKE: Our efforts to combine a company's history with our forecast is part of the success of predicting the true growth companies. We are often exposed to a world that is forecasting much higher growth rates than actually happen. When you look at the history of what people pay for stocks, you are often looking at the overestimation of achievement. At any one time, people can get exuberant. There are all kinds of ways that people justify paying too high a price.

HOW DO WE AVOID PAYING TOO MUCH?

CLAUDIA: Sometimes we don't avoid it and make a mistake. But we work very hard at understanding the companies in which we invest. The best way to run the highest chance that we will be able to determine that fair price is to understand a company's prospects thoroughly. To the extent we do that right, the odds are higher of being able to figure out what in retrospect will prove to be a fair price.

HOW DOES THE AMCAP DISCIPLINED APPROACH HELP THE FUND AVOID OVER-HYPED STOCKS?

TIM: We avoided many over-hyped Internet and technology stocks that later went bankrupt. Many of these stocks were companies without histories. They didn't have sustainable growth records so we couldn't invest in them because we held true to our mandate of investing in proven growth.

[photo:  hands holding acorns]

[photo:  butterfly]

[Begin Sidebar]
RISE, FALL AND RECOVERY: AMCAP VS. THE S&P 500

                                         RISE                    FALL                 RECOVERY            ENTIRE PERIOD
                                    8/31/98-3/24/00        3/24/00-10/9/02        10/9/02-2/29/04        8/31/98-2/29/04
CUMULATIVE TOTAL RETURNS

AMCAP                                     +73.3%                -33.1%                +53.0%                +77.4%
S&P 500                                   +62.7                 -47.4                 +51.2                 +29.5

[End Sidebar]

HOW DIFFICULT IS IT FOR COMPANIES TO GROW YEAR AFTER YEAR?

MIKE: When you focus on the proven growth universe long enough, you understand how difficult it is for companies to consistently grow. Growth can come from new products or new markets. It can be a number of things, but it is not easy -- especially with the larger companies. They are more and more subject to the constraints of the world in which they are operating and less and less on their own initiatives.

Take a pharmaceutical manufacturer. If all its products work, it will look like a good growth company at today's price. But if some don't, which is probable, it won't. If none of them work, it will be very expensive. The better the work we can do on the fundamentals of the company's new drug creation and acquisition process and their likely volume, the better handle we can get on what their real growth is likely to turn out to be. So many other things can influence a company's success. If we get seven of 10 right, we are doing great.

WHY HAVE THE LAST 10 YEARS BEEN STRONG FOR AMCAP?

CLAUDIA: Our discipline of understanding the companies, the growth in those companies and finding a fair price has been instrumental in our results. AMCAP was doing very well on an absolute basis in the later half of the 1990s. But on a relative basis, we were not always keeping up with the general stock market, as defined by the S&P 500. We were trying to stay with the disciplined growth and the fair price aspect of investing in these companies. The value of staying that course really helped us during the downturn in 2000, 2001 and 2002.

Our multiple portfolio counselor system also helped during this period. This system enables individuals to act on their own convictions, allowing for different opinions on the definition of a "reasonable price" for an investment and for a variety of investment strategies. We all understand the mandate for AMCAP and the method in which it works. Within that definition, there are many different views on the market, on what sectors work, and on what companies work and don't work. The system allowed for some counselors to be cautious in 1999 and early 2000, when caution turned out to be a virtue. Then when prices fell sharply, the system allowed for some counselors who wanted to be more invested to do so.

HOW DOES ALL THIS BENEFIT SHAREHOLDERS?

TIM: If we do the job right, we will have more consistency and less volatility. By participating in the upturns and holding on to more of our shareholders' money in the downturns, we should grow more rapidly than the general market over the long term.

[Begin Sidebar]
Figures shown on this page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]


INVESTMENT PORTFOLIO, February 29, 2004

                                                         PERCENT OF
INDUSTRY DIVERSIFICATION                                 NET ASSETS
[pie chart]
Health care providers & services                           6.63 %
Pharmaceuticals                                            5.09
Semiconductors & semiconductor equipment                   4.44
Multiline retail                                           4.43
IT services                                                3.69
Other industries                                          55.99
Cash & equivalents                                        19.73
[end pie chart]

                                                         PERCENT OF
LARGEST EQUITY HOLDINGS                                  NET ASSETS

Fannie Mae                                                 2.27
Forest Laboratories                                        2.01
Kohl's                                                     1.79
HCA                                                        1.70
Capital One Financial                                      1.67
Cisco Systems                                              1.58
Lowe's Companies                                           1.54
First Data                                                 1.51
Target                                                     1.50
Express Scripts                                            1.47

                                                                                               SHARES         MARKET
                                                                                                              VALUE
EQUITY SECURITIES (common and convertible preferred stocks)   -  80.27%                                       (000)

HEALTH CARE PROVIDERS & SERVICES  -  6.63%
HCA Inc.                                                                                       5,745,000     $ 244,277
Express Scripts, Inc.  (1)                                                                     2,900,000       211,004
WellPoint Health Networks Inc., Class A  (1)                                                   1,665,000       181,102
AmerisourceBergen Corp.                                                                        1,750,000       101,552
Lincare Holdings Inc.  (1)                                                                     2,800,000        90,552
Caremark Rx, Inc.  (1)                                                                         2,575,000        83,069
Cardinal Health, Inc.                                                                            665,000        43,378


PHARMACEUTICALS  -  5.09%
Forest Laboratories, Inc.  (1)                                                                 3,825,000       288,711
Eli Lilly and Co.                                                                              2,440,000       180,414
Bristol-Myers Squibb Co.                                                                       4,225,000       117,539
Medicis Pharmaceutical Corp., Class A                                                          2,500,000        98,425
Pfizer Inc                                                                                     1,218,200        44,647
Schering-Plough Corp.                                                                            139,100         2,498


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  4.44%
Applied Materials, Inc.  (1)                                                                   8,400,000       178,416
Texas Instruments Inc.                                                                         4,550,000       139,457
Xilinx, Inc.  (1)                                                                              2,000,000        84,080
Altera Corp.  (1)                                                                              2,850,000        62,928
Linear Technology Corp.                                                                        1,350,000        53,986
Maxim Integrated Products, Inc.                                                                1,000,000        49,910
Analog Devices, Inc.                                                                             840,000        41,916
KLA-Tencor Corp.  (1)                                                                            550,000        29,040


MULTILINE RETAIL  -  4.43%
Kohl's Corp.  (1)                                                                              4,995,000       257,242
Target Corp.                                                                                   4,925,000       216,503
Dollar General Corp.                                                                           7,500,000       164,175


IT SERVICES  -  3.69%
First Data Corp. (acquired Concord EFS, Inc.)                                                  5,292,110       216,871
Sabre Holdings Corp., Class A                                                                  3,638,800        82,564
Automatic Data Processing, Inc.                                                                1,400,000        59,430
Computer Sciences Corp.  (1)                                                                   1,250,000        52,237
Paychex, Inc.                                                                                  1,600,000        51,472
Ceridian Corp.  (1)                                                                            2,400,000        45,432
Hewitt Associates, Inc., Class A  (1)                                                            700,000        22,785


MEDIA  -  3.68%
Time Warner Inc. (formerly AOL Time Warner Inc.) (1)                                          10,747,500       185,394
Liberty Media Corp., Class A  (1)                                                             15,500,000       176,700
Comcast Corp., Class A, special stock, nonvoting  (1)                                          2,500,000        73,050
Comcast Corp., Class A  (1)                                                                      475,000        14,269
Interpublic Group of Companies, Inc.  (1)                                                      4,684,000        79,394


THRIFTS & MORTGAGE FINANCE  -  3.15%
Fannie Mae                                                                                     4,365,000       326,938
Freddie Mac                                                                                    1,450,000        89,784
Independence Community Bank Corp.                                                                940,000        37,196


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.98%
Sanmina-SCI Corp.  (1)                                                                         8,660,000       109,895
Solectron Corp.  (1)                                                                          13,140,000        83,965
National Instruments Corp.                                                                     2,343,750        81,000
Symbol Technologies, Inc.                                                                      4,000,000        68,080
Jabil Circuit, Inc.  (1)                                                                       1,737,000        48,601
Rogers Corp.  (1)                                                                                750,000        39,000


SPECIALTY RETAIL  -  2.87%
Lowe's Companies, Inc.                                                                         3,970,000       222,320
Gap, Inc.                                                                                      3,280,000        68,224
Michaels Stores, Inc.                                                                          1,363,000        65,479
Williams-Sonoma, Inc.  (1)                                                                     1,300,000        41,587
CarMax, Inc.  (1)                                                                                300,000        10,200
Ross Stores, Inc.                                                                                200,000         6,410


HOTELS, RESTAURANTS & LEISURE  -  2.68%
Carnival Corp., units                                                                          3,410,200       151,311
Brinker International, Inc.  (1)                                                               2,725,000       102,542
Sonic Corp.  (1)                                                                               1,500,000        50,865
Starbucks Corp.  (1)                                                                           1,300,000        48,633
International Game Technology                                                                    850,000        33,354


CONSUMER FINANCE  -  2.47%
Capital One Financial Corp.                                                                    3,401,200       240,533
MBNA Corp.                                                                                     2,700,000        73,791
SLM Corp.                                                                                        975,000        40,843


INTERNET & CATALOG RETAIL  -  2.41%
eBay Inc.  (1)                                                                                 2,680,000       184,545
InterActiveCorp  (1)                                                                           4,975,000       162,036


COMMERCIAL SERVICES & SUPPLIES  -  2.32%
Robert Half International Inc.  (1)                                                            5,900,000       132,573
Avery Dennison Corp.                                                                           1,744,200       110,530
Education Management Corp.  (1)                                                                1,000,000        32,010
ChoicePoint Inc.  (1)                                                                            815,000        30,693
ServiceMaster Co.                                                                              1,700,000        18,717
Ionics, Inc.  (1)                                                                                354,200         9,847


OIL & GAS  -  2.15%
Devon Energy Corp.                                                                             2,985,000       169,488
Apache Corp.                                                                                   2,400,000        98,808
Pogo Producing Co.                                                                               900,000        40,833


COMMUNICATIONS EQUIPMENT  -  2.11%
Cisco Systems, Inc.  (1)                                                                       9,829,300       227,057
QUALCOMM Inc.                                                                                  1,210,000        76,775


BIOTECHNOLOGY  -  2.04%
Biogen Idec Inc. (formerly Biogen, Inc.) (1)                                                   2,472,500       137,100
IDEXX Laboratories, Inc.  (1)                                                                  1,100,000        56,177
Genentech, Inc.  (1)                                                                             400,000        43,156
Amgen Inc.  (1)                                                                                  570,000        36,212
TECHNE Corp.  (1)                                                                                525,000        21,257


HEALTH CARE EQUIPMENT & SUPPLIES  -  1.90%
Medtronic, Inc.                                                                                2,060,000        96,614
Applera Corp. - Applied Biosystems Group                                                       3,630,900        82,785
Becton, Dickinson and Co.                                                                      1,650,000        80,272
ResMed Inc  (1)                                                                                  275,000        12,942


COMMERCIAL BANKS  -  1.85%
Wells Fargo & Co.                                                                              1,870,000       107,245
M&T Bank Corp.                                                                                   959,230        92,134
City National Corp.                                                                              510,000        31,702
Southwest Bancorporation of Texas, Inc.                                                          700,000        27,356
Cathay General Bancorp, Inc.                                                                     125,000         7,611


INSURANCE  -  1.68%
American International Group, Inc.                                                             2,478,750       183,428
Hilb, Rogal and Hamilton Co.                                                                   1,100,000        40,480
Berkshire Hathaway Inc., Class A  (1)                                                                110        10,395
Arthur J. Gallagher & Co.                                                                        275,000         9,254


AEROSPACE & DEFENSE  -  1.67%
General Dynamics Corp.                                                                         1,320,000       121,598
Precision Castparts Corp.                                                                      2,620,000       118,293


FOOD & STAPLES RETAILING  -  1.63%
Walgreen Co.                                                                                   2,337,800        83,366
Wal-Mart Stores, Inc.                                                                          1,000,000        59,560
Costco Wholesale Corp.  (1)                                                                    1,500,000        58,395
Performance Food Group Co.  (1)                                                                  950,000        33,250


SOFTWARE  -  1.49%
Microsoft Corp.                                                                                4,370,000       115,805
Oracle Corp.  (1)                                                                              7,000,000        90,160
Cadence Design Systems, Inc.  (1)                                                                500,000         7,715


AUTOMOBILES  -  1.24%
Harley-Davidson Motor Co.                                                                      3,371,900       179,115


TOBACCO  -  1.00%
Altria Group, Inc.                                                                             2,500,000       143,875


ENERGY EQUIPMENT & SERVICES  -  0.97%
Schlumberger Ltd.                                                                              1,090,000        70,294
Smith International, Inc.  (1)                                                                 1,200,000        60,804
ENSCO International Inc.                                                                         300,000         8,811


AUTO COMPONENTS  -  0.87%
Johnson Controls, Inc.                                                                         2,150,000       125,388


PERSONAL PRODUCTS  -  0.87%
Avon Products, Inc.                                                                            1,765,000       124,609


WIRELESS TELECOMMUNICATION SERVICES  -  0.85%
AT&T Wireless Services, Inc.  (1)                                                              5,264,400        71,491
Nextel Communications, Inc., Class A  (1)                                                      1,900,000        50,331


OFFICE ELECTRONICS  -  0.81%
Zebra Technologies Corp., Class A  (1)                                                         1,627,500       116,334


AIR FREIGHT & LOGISTICS  -  0.78%
FedEx Corp.                                                                                    1,060,000        72,801
United Parcel Service, Inc., Class B                                                             550,000        38,847


INTERNET SOFTWARE & SERVICES  -  0.76%
Yahoo! Inc.  (1)                                                                               2,455,600       109,029


AIRLINES  -  0.75%
Southwest Airlines Co.                                                                         7,785,000       107,511


INDUSTRIAL CONGLOMERATES  -  0.70%
General Electric Co.                                                                           3,100,000       100,812


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.64%
CenturyTel, Inc.                                                                               2,690,000        76,853
ALLTEL Corp. 7.75% convertible preferred 2005                                                    300,000 units  15,690


MULTI-UTILITIES & UNREGULATED POWER  -  0.57%
Duke Energy Corp.                                                                              2,499,000        54,878
Calpine Corp.  (1)                                                                             5,000,000        27,550


FOOD PRODUCTS  -  0.51%
Dean Foods Co.  (1)                                                                            2,000,000        72,620


CAPITAL MARKETS  -  0.40%
Bank of New York Co., Inc.                                                                     1,740,000        57,420


CONTAINERS & PACKAGING  -  0.35%
Sealed Air Corp.  (1)                                                                          1,000,000        49,850


COMPUTERS & PERIPHERALS  -  0.25%
EMC Corp.  (1)                                                                                 2,500,000        35,800


CHEMICALS  -  0.25%
Cambrex Corp. (2)                                                                              1,300,000        35,711


MACHINERY  -  0.11%
Illinois Tool Works Inc.                                                                         200,000        15,904


BEVERAGES  -  0.11%
PepsiCo, Inc.                                                                                    300,000        15,570


CONSTRUCTION MATERIALS  -  0.07%
Vulcan Materials Co.                                                                             214,600        10,151


MISCELLANEOUS  -  4.05%
Other equity securities in initial period of acquisition                                                       582,533


TOTAL EQUITY SECURITIES (cost: $8,579,596,000)                                                              11,553,726



                                                                                                PRINCIPAL
                                                                                                  AMOUNT
SHORT-TERM SECURITIES  -  19.79%                                                                  (000)

CORPORATE SHORT-TERM NOTES  -  15.75%
Variable Funding Capital Corp. 1.02%-1.04% due 3/3-4/5/04 (3)                                  $ 132,900     $ 132,814
Park Avenue Receivables Corp. 1.02%-1.03% due 3/26-4/12/04 (3)                                   101,049       100,953
J.P. Morgan Chase & Co. 1.03% due 4/13/04                                                         25,000        24,969
Bank of America Corp. 1.03%-1.05% due 4/26-5/7/04                                                 55,000        54,900
Receivables Capital Corp. 1.05% due 3/15/04 (3)                                                   54,000        53,977
Corporate Asset Funding Co. Inc. 1.02%-1.035% due 3/9-4/5/04 (3)                                 107,500       107,417
Edison Asset Securitization LLC 1.03%-1.05% due 4/6-4/8/04 (3)                                    55,000        54,940
General Electric Capital Corp. 1.03%-1.04% due 3/1-4/23/04                                        50,250        50,173
Wal-Mart Stores Inc. 0.98%-0.99% due 3/2-3/30/04 (3)                                              97,000        96,963
Three Pillars Funding Corp. 1.03%-1.05% due 3/15-4/19/04 (3)                                      93,200        93,133
Procter & Gamble Co. 0.97%-1.00% due 3/18-4/26/04 (3)                                             91,200        91,108
ChevronTexaco Corp. 0.97%-0.99% due 4/12-4/20/04                                                  82,500        82,396
Private Export Funding Corp. 1.02%-1.08% due 3/30-5/17/04 (3)                                     78,000        77,898
New Center Asset Trust 1.01%-1.02% due 3/4-3/24/04                                                77,300        77,272
Verizon Network Funding Corp. 0.98%-1.00% due 3/2-3/25/04                                         75,000        74,965
Household Financial Corp. 1.00%-1.03% due 3/5-3/31/04                                             75,000        74,962
Pfizer Inc 0.99% due 3/9-4/6/04 (3)                                                               75,000        74,961
Coca-Cola Co. 0.99%-1.02% due 3/10-4/16/04                                                        72,200        72,151
Gannett Co. 0.98% due 3/1-3/19/04 (3)                                                             65,000        64,984
Netjets Inc. 1.00%-1.02% due 3/18-4/13/04 (3)                                                     62,500        62,443
Exxon Asset Management Co. 0.98%-0.985% due 3/12-3/19/04 (3)                                      58,500        58,476
Clipper Receivables Corp. 1.04%-1.05% due 3/22-4/16/04 (3)                                        58,300        58,236
Merck & Co. Inc. 0.98% due 3/10-4/19/04                                                           50,000        49,959
E.I. DuPont de Nemours & Co. 1.00%-1.01% due 3/17-4/14/04                                         50,000        49,957
Medtronic Inc. 0.98%-0.99% due 3/5-3/23/04 (3)                                                    49,300        49,276
FCAR Owner Trust II 1.06% due 3/9/04                                                              25,000        24,994
FCAR Owner Trust I 1.03%-1.04% due 4/13-4/15/04                                                   21,400        21,372
Archer Daniels Midland Co. 1.02%-1.07% due 3/2-5/4/04 (3)                                         32,600        32,584
Golden Peanut Co., LLC 1.01% due 4/14/04                                                          11,700        11,685
Triple-A One Funding Corp. 1.02%-1.04% due 3/8-3/26/04 (3)                                        39,000        38,982
Caterpillar Financial Services Corp. 0.99% due 3/31-4/1/04                                        38,000        37,967
Harley-Davidson Funding Corp. 1.00%-1.01% due 3/16-4/5/04 (3)                                     35,750        35,723
Anheuser-Busch Cos. Inc. 0.97% due 3/25/04 (3)                                                    30,000        29,979
USAA Capital Corp. 1.00% due 5/17/04                                                              30,000        29,932
Kimberly-Clark Worldwide Inc. 0.98%-0.99% due 3/8-3/30/04 (3)                                     26,350        26,335
Harvard University 1.02% due 3/2/04                                                               25,000        24,999
Clorox Co. 0.99% due 4/6/04                                                                       25,000        24,973
American Express Credit Corp. 1.01% due 4/28/04                                                   25,000        24,957
SBC International Inc. 0.99% due 3/10-3/12/04 (3)                                                 23,400        23,393
Eli Lilly and Co. 0.98% due 3/4/04 (3)                                                            20,000        19,998
Minnesota Mining and Manufacturing Co. 0.99% due 3/29/04                                          20,000        19,984
Colgate-Palmolive Co. 0.98% due 3/30/04 (3)                                                       20,000        19,984
American General Finance Corp. 1.02% due 4/20/04                                                  16,000        15,977
Abbott Laboratories Inc. 0.99% due 3/23/04 (3)                                                    14,000        13,991


FEDERAL AGENCY DISCOUNT NOTES  -  1.60%
Freddie Mac 0.99%-0.995% due 3/18-4/13/04                                                         67,400        67,354
Federal Farm Credit Banks 0.95%-1.01% due 3/8-5/5/04                                              58,000        57,944
Federal Home Loan Bank 0.98%-0.99% due 3/24-4/14/04                                               52,300        52,251
Student Loan Marketing Assn. 1.007% due 6/17/04 (4)                                               28,500        28,501
Fannie Mae 0.95% due 4/21/04                                                                      25,000        24,964


U.S. TREASURIES  -  1.31%
U.S. Treasury Bills 0.86%-1.045% due 3/4-6/17/04                                                 188,150       187,857


CERTIFICATES OF DEPOSIT  -  1.13%
Wells Fargo & Co. 1.02% due 4/22-4/23/04                                                         100,000       100,000
State Street Bank & Trust 1.02%-1.04% due 3/3-4/27/04                                             63,000        63,000


TOTAL SHORT-TERM SECURITIES (cost: $2,848,939,000)                                                           2,848,963


TOTAL INVESTMENT SECURITIES (cost: $11,428,535,000)                                                         14,402,689
Other assets less liabilities                                                                                   (9,361)

NET ASSETS                                                                                                 $14,393,328

(1)  Security did not produce income during the last 12 months.
(2) The fund owns 5.04% of the outstanding voting securities of Cambrex Corp., and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Restricted security that can be resold only to institutional investors. In practice, this security is as liquid as unrestricted securities in the portfolio.
(4)  Coupon rate may change periodically.

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE AUGUST 31, 2003

AmerisourceBergen
Caremark Rx
CarMax
Cathay General Bancorp
City National
Dean Foods
ENSCO International
FedEx
Harley-Davidson Motor
Hewitt Associates
Hilb, Rogal and Hamilton
IDEXX Laboratories
Independence Community Bank
PepsiCo
Precision Castparts
Ross Stores
Smith International
Sonic
Southwestern Bancorporation of Texas
Starbucks
United Parcel Service
Vulcan Materials
Wal-Mart Stores
Williams-Sonoma


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE AUGUST 31, 2003

Albertson's
Electronic Data Systems
First American
International Business Machines
Mercury General
Medco Health Solutions
Merck
NIKE
Viacom
Western Wireless



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at February 29, 2004

                     (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $11,396,888)         $14,366,978
  Affiliated issuer (cost: $31,647)                     35,711     $14,402,689
 Cash                                                                       69
 Receivables for:
  Sales of fund's shares                            65,641
  Dividends and interest                             6,345              71,986
                                                                    14,474,744
LIABILITIES:
 Payables for:
  Purchases of investments                          59,108
  Repurchases of fund's shares                       9,426
  Investment advisory services                       3,761
  Services provided by affiliates                    7,995
  Deferred Directors' compensation                   1,061
  Other fees and expenses                               65              81,416
NET ASSETS AT FEBRUARY 29, 2004                                    $14,393,328

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                        $11,498,290
 Undistributed net investment income                                     1,418
 Accumulated net realized loss                                         (80,534)
 Net unrealized appreciation                                         2,974,154
NET ASSETS AT FEBRUARY 29, 2004                                    $14,393,328


TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 shares, $1.00 par value

                                                                     NET ASSET
                                                       SHARES        VALUE PER
                                   NET ASSETS        OUTSTANDING     SHARE (1)

Class A                           $11,085,981         633,655        $17.50
Class B                               740,192          43,359         17.07
Class C                               849,119          49,966         16.99
Class F                               978,560          56,191         17.41
Class 529-A                           127,744           7,317         17.46
Class 529-B                            36,783           2,139         17.20
Class 529-C                            45,951           2,671         17.21
Class 529-E                             8,551             492         17.37
Class 529-F                             3,260             187         17.46
Class R-1                              11,747             680         17.28
Class R-2                             129,775           7,521         17.26
Class R-3                             188,736          10,866         17.37
Class R-4                              59,922           3,435         17.45
Class R-5                             127,007           7,241         17.54

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $18.57 and $18.53, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended February 29, 2004

INVESTMENT INCOME:                                       (dollars in thousands)
 Income:
  Dividends                                                            $66,860
  Interest                                                              24,978                   $91,838

 Fees and expenses:
  Investment advisory services                                          37,447
  Distribution services                                                 35,307
  Transfer agent services                                               10,355
  Administrative services                                                3,314
  Reports to shareholders                                                  427
  Registration statement and prospectus                                    757
  Postage, stationery and supplies                                       1,366
  Directors' compensation                                                  496
  Auditing and legal                                                        97
  Custodian                                                                163
  State and local taxes                                                     99
  Other                                                                     82
  Total expenses before reimbursement                                   89,910
   Reimbursement of expenses                                               266                    89,644
 Net investment income                                                                             2,194

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                106,725
 Net unrealized appreciation on investments                                                    3,125,418
  Net realized gain and unrealized appreciation on investments                                 3,232,143
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $3,234,337


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                               YEAR ENDED             YEAR ENDED
                                                              FEBRUARY 29,           FEBRUARY 28,
                                                                  2004                   2003
OPERATIONS:
 Net investment income                                         $2,194                   $15,542
 Net realized gain (loss) on investments                      106,725                  (186,836)
 Net unrealized appreciation (depreciation)
  on investments                                            3,125,418                (1,186,878)
  Net increase (decrease) in net assets
   resulting from operations                                3,234,337                (1,358,172)

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income                          (1,999)                  (13,443)
 Distributions from net realized gain
  on investments                                                -                       (52,719)
   Total dividends and distributions paid
    to shareholders                                            (1,999)                  (66,162)

CAPITAL SHARE TRANSACTIONS                                  3,484,267                 1,326,884

TOTAL INCREASE (DECREASE) IN NET ASSETS                     6,716,605                   (97,450)

NET ASSETS:
 Beginning of year                                          7,676,723                 7,774,173
 End of year (including undistributed
  net investment income: $1,418 and
  $1,125, respectively)                                   $14,393,328                $7,676,723

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

----------------------------------------------------------------------------------------------------------
SHARE CLASS              INITIAL SALES        CONTINGENT DEFERRED SALES           CONVERSION FEATURE
                            CHARGE             CHARGE UPON REDEMPTION
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 5.75%         None (except 1% for certain         None
                                              redemptions within one year of
                                              purchase without an initial sales
                                              charge)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                 Declines from 5% to zero for       Classes B and 529-B
                                               redemptions within six years       convert to classes A
                                               of purchase                        and 529-A, respectively,
                                                                                  after eight years
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class C                   None                 1% for redemptions within one      Class C converts to
                                               year of purchase                   Class F after 10 years
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class 529-C               None                 1% for redemptions within one      None
                                               year of purchase
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class 529-E               None                 None                               None
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                 None                               None
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,    None                 None                               None
   R-4 and R-5
-----------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 29, 2004, the cost of investment securities for federal income tax purposes was $11,430,274,000.

During the year ended February 29, 2004, the fund reclassified $98,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of February 29, 2004, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income                                    $  2,478
Short-term and long-term capital loss deferrals                         (78,794)
Gross unrealized appreciation on investment securities                3,213,587
Gross unrealized depreciation on investment securities                 (241,172)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $67,938,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $10,856,000, that were realized during the period November 1, 2003 through February 29, 2004.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                               YEAR ENDED FEBRUARY 29, 2004

                                                         TOTAL
                       ORDINARY       LONG-TERM       DISTRIBUTIONS
SHARE CLASS             INCOME      CAPITAL GAINS        PAID

Class A                $ 1,750            $ -          $ 1,750
Class B                      -              -                -
Class C                      -              -                -
Class F                    149              -              149
Class 529-A                 27              -               27
Class 529-B                  -              -                -
Class 529-C                  -              -                -
Class 529-E                  -              -                -
Class 529-F                  -*             -                -*
Class R-1                    2              -                2
Class R-2                    1              -                1
Class R-3                   13              -               13
Class R-4                   17              -               17
Class R-5                   40              -               40
Total                  $ 1,999            $ -          $ 1,999


                               YEAR ENDED FEBRUARY 28, 2003(1)

                                                         TOTAL
                       ORDINARY       LONG-TERM       DISTRIBUTIONS
SHARE CLASS             INCOME      CAPITAL GAINS        PAID

Class A               $ 12,397       $ 48,179         $ 60,576
Class B                      -          1,603            1,603
Class C                      -          1,271            1,271
Class F                    704          1,310            2,014
Class 529-A                 97            121              218
Class 529-B                  -             36               36
Class 529-C                  -             43               43
Class 529-E                  3              7               10
Class 529-F                  -*             -                -*
Class R-1                    -              -                -
Class R-2                   17              1               18
Class R-3                   18             -*               18
Class R-4                    4             -*                4
Class R-5                  203            148              351
Total                 $ 13,443       $ 52,719         $ 66,162

* Amount less than one thousand.
(1)  Class R-1,  R-2,  R-3,  R-4 and R-5 shares were offered  beginning  May 15,
     2002.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. The Board of Directors approved an amended agreement effective December 1, 2003, continuing the series of rates to include additional annual rates of 0.300% on daily net assets in excess of $13 billion but not exceeding $21 billion and 0.295% on such assets in excess of $21 billion. For the year ended February 29, 2004, the investment advisory service fee was $37,447,000, which was equivalent to an annualized rate of 0.344% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     ----------------------------------------------------------------------
     SHARE CLASS                    CURRENTLY APPROVED         PLAN LIMITS
                                          LIMITS
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class A                               0.25%                   0.25%
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class 529-A                           0.25                    0.50
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes B and 529-B                   1.00                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes C, 529-C and R-1              1.00                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class R-2                             0.75                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes 529-E and R-3                 0.50                    0.75
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes F, 529-F and R-4              0.25                    0.50
     ----------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 29, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended February 29, 2004, were as follows (dollars in thousands):

     --------------------------------------------------------------------------------------------------------------
       SHARE CLASS    DISTRIBUTION    TRANSFER AGENT                     ADMINISTRATIVE SERVICES
                        SERVICES         SERVICES
                                                       ------------------------------------------------------------
                                                              CRMC          TRANSFER AGENT      COMMONWEALTH OF
                                                         ADMINISTRATIVE        SERVICES             VIRGINIA
                                                            SERVICES                             ADMINISTRATIVE
                                                                                                    SERVICES
     --------------------------------------------------------------------------------------------------------------
         Class A         $21,731          $9,724         Not applicable     Not applicable       Not applicable
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class B          5,113             631          Not applicable     Not applicable       Not applicable
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class C          5,248          Included             $787               $192            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class F          1,496          Included              898                119            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-A         100           Included              114                 13                 $ 76
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-B         234           Included               35                 14                  23
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-C         277           Included               42                 13                  28
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-E          27           Included                8                 -*                   5
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-F          3            Included                2                 1                    2
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-1           61           Included                9                 5             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-2          509           Included              102                435            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-3          427           Included              128                124            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-4           81           Included               48                 4             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-5    Not applicable      Included               85                 2             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
          Total          $35,307          $10,355           $2,258              $922                 $134
     ----------------==============================================================================================
     * Amount less than one thousand.


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $170,000 in current fees (either paid in cash or deferred) and a net increase of $326,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

SHARE CLASS                              SALES(1)                       REINVESTMENTS OF
                                                                  DIVIDENDS AND DISTRIBUTIONS
                                   AMOUNT         SHARES                AMOUNT    SHARES
YEAR ENDED FEBRUARY 29, 2004
Class A                            $2,726,514     175,093              $ 1,647      109
Class B                               338,848      22,398                    -        -
Class C                               490,789      32,153                    -        -
Class F                               615,346      39,610                  136        9
Class 529-A                            69,775       4,430                   27        2
Class 529-B                            18,873       1,229                    -        -
Class 529-C                            25,276       1,625                    -        -
Class 529-E                             4,353         280                    -        -
Class 529-F                             2,470         154                    -        -
Class R-1                              11,054         723                    2        -*
Class R-2                             103,559       6,678                    1        -*
Class R-3                             164,901      10,441                   13        -*
Class R-4                              56,417       3,704                   17        1
Class R-5                              64,761       4,102                   40        3
Total net increase
   (decrease)                      $4,692,936     302,620              $ 1,883      124

YEAR ENDED FEBRUARY 28, 2003 (2)
Class A                            $1,671,380     119,951             $ 57,317    4,079
Class B                               212,471      15,363                1,557      111
Class C                               242,120      17,629                1,230       88
Class F                               275,462      19,996                1,808      130
Class 529-A                            43,692       3,112                  217       16
Class 529-B                            13,598         973                   36        2
Class 529-C                            16,257       1,164                   43        3
Class 529-E                             3,096         224                   10        1
Class 529-F                               507          38                    -*       -*
Class R-1                                 793          61                    -        -
Class R-2                              27,636       2,122                   18        1
Class R-3                              28,816       2,197                   18        1
Class R-4                               4,276         325                    4        -*
Class R-5                              66,654       4,738                  346       25
Total net increase
   (decrease)                      $2,606,758     187,893             $ 62,604    4,457


SHARE CLASS
                                         REPURCHASES(1)                 NET INCREASE
                                      AMOUNT       SHARES            AMOUNT     SHARES
YEAR ENDED FEBRUARY 29, 2004
Class A                            $ (941,332)    (61,174)         $ 1,786,829  114,028
Class B                               (41,976)     (2,801)             296,872   19,597
Class C                               (61,622)     (4,108)             429,167   28,045
Class F                               (95,136)     (6,141)             520,346   33,478
Class 529-A                            (3,082)       (195)              66,720    4,237
Class 529-B                              (822)        (52)              18,051    1,177
Class 529-C                            (1,447)        (92)              23,829    1,533
Class 529-E                              (152)        (10)               4,201      270
Class 529-F                               (72)         (4)               2,398      150
Class R-1                              (1,606)       (101)               9,450      622
Class R-2                             (16,479)     (1,084)              87,081    5,594
Class R-3                             (22,734)     (1,440)             142,180    9,001
Class R-4                              (8,358)       (522)              48,076    3,183
Class R-5                             (15,734)       (987)              49,067    3,118
Total net increase
   (decrease)                    $ (1,210,552)    (78,711)         $ 3,484,267  224,033

YEAR ENDED FEBRUARY 28, 2003 (2)
Class A                                 $ (1,160,096)    (85,607)    $ 568,601   38,423
Class B                                      (42,120)     (3,219)      171,908   12,255
Class C                                      (41,834)     (3,231)      201,516   14,486
Class F                                      (79,948)     (6,018)      197,322   14,108
Class 529-A                                   (1,314)       (102)       42,595    3,026
Class 529-B                                     (277)        (21)       13,357      954
Class 529-C                                     (483)        (37)       15,817    1,130
Class 529-E                                      (37)         (3)        3,069      222
Class 529-F                                      (22)         (1)          485       37
Class R-1                                        (32)         (3)          761       58
Class R-2                                     (2,524)       (196)       25,130    1,927
Class R-3                                     (4,326)       (333)       24,508    1,865
Class R-4                                       (967)        (73)        3,313      252
Class R-5                                     (8,498)       (640)       58,502    4,123
Total net increase
   (decrease)                           $ (1,342,478)    (99,484)  $ 1,326,884   92,866

* Amount less than one thousand.

(1)  Includes exchanges between share classes of the fund.
(2)  Class R-1,  R-2,  R-3,  R-4 and R-5 shares were offered  beginning  May 15,
     2002.

5. RESTRICTED SECURITIES

The fund has invested in certain securities that can be resold only to institutional investors. These securities are identified in the investment portfolio and, in practice, are as liquid as unrestricted securities in the portfolio. As of February 29, 2004, the total value of restricted securities was $1,418,548,000, which represented 9.86% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,869,423,000 and $1,458,236,000, respectively, during the year ended February 29, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 29, 2004, the custodian fee of $163,000 included $6,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                     Income (loss) from investment operations(2)
                                                                                NET GAINS
                                        NET ASSET                               (LOSSES) ON
                                          VALUE,                NET             SECURITIES         TOTAL FROM
                                        BEGINNING            INVESTMENT         (BOTH REALIZED     INVESTMENT
                                        OF PERIOD           INCOME (LOSS)       AND UNREALIZED)    OPERATIONS
CLASS A:
 Year ended 2/29/2004                     $12.78               $.02                $4.70            $4.72
 Year ended 2/28/2003                      15.29                .03                (2.42)           (2.39)
 Year ended 2/28/2002                      17.24                .09                (1.24)           (1.15)
 Year ended 2/28/2001                      19.00                .22                  .38              .60
 Year ended 2/29/2000                      17.84                .13                 3.61             3.74
CLASS B:
 Year ended 2/29/2004                      12.56               (.10)                4.61             4.51
 Year ended 2/28/2003                      15.12               (.07)               (2.39)           (2.46)
 Year ended 2/28/2002                      17.14               (.04)               (1.23)           (1.27)
 Period from 3/15/2000 to 2/28/2001        19.06                .09                  .31              .40
CLASS C:
 Year ended 2/29/2004                      12.51               (.11)                4.59             4.48
 Year ended 2/28/2003                      15.07               (.07)               (2.39)           (2.46)
 Period from 3/15/2001 to 2/28/2002        16.50               (.07)                (.59)            (.66)
CLASS F:
 Year ended 2/29/2004                      12.73                .01                 4.67             4.68
 Year ended 2/28/2003                      15.25                .03                (2.41)           (2.38)
 Period from 3/16/2001 to 2/28/2002        16.34                .05                 (.33)            (.28)
CLASS 529-A:
 Year ended 2/29/2004                      12.76                .01                 4.70             4.71
 Year ended 2/28/2003                      15.29                .04                (2.43)           (2.39)
 Period from 2/15/2002 to 2/28/2002        15.48                .01                 (.20)            (.19)
CLASS 529-B:
 Year ended 2/29/2004                      12.68               (.13)                4.65             4.52
 Year ended 2/28/2003                      15.28               (.08)               (2.42)           (2.50)
 Period from 2/19/2002 to 2/28/2002        15.21                 -   (4)             .07              .07
CLASS 529-C:
 Year ended 2/29/2004                      12.68               (.13)                4.66             4.53
 Year ended 2/28/2003                      15.28               (.08)               (2.42)           (2.50)
 Period from 2/19/2002 to 2/28/2002        15.21                 -   (4)             .07              .07
CLASS 529-E:
 Year ended 2/29/2004                      12.73               (.05)                4.69             4.64
 Period from 3/7/2002 to 2/28/2003         16.08               (.01)               (3.22)           (3.23)
CLASS 529-F:
 Year ended 2/29/2004                      12.78               (.01)                4.69             4.68
 Period from 9/17/2002 to 2/28/2003        12.80                .01                   -  (4)          .01
CLASS R-1:
 Year ended 2/29/2004                      12.73               (.12)                4.68             4.56
 Period from 6/26/2002 to 2/28/2003        13.96               (.04)               (1.19)           (1.23)
CLASS R-2:
 Year ended 2/29/2004                      12.71               (.11)                4.66             4.55
 Period from 5/21/2002 to 2/28/2003        15.51               (.05)               (2.63)           (2.68)
CLASS R-3:
 Year ended 2/29/2004                      12.75               (.05)                4.67             4.62
 Period from 6/4/2002 to 2/28/2003         15.06               (.01)               (2.17)           (2.18)
CLASS R-4:
 Year ended 2/29/2004                      12.76                .01                 4.69             4.70
 Period from 5/20/2002 to 2/28/2003        15.67                .02                (2.78)           (2.76)
CLASS R-5:
 Year ended 2/29/2004                      12.78                .06                 4.71             4.77
 Period from 5/15/2002 to 2/28/2003        15.72                .06                (2.85)           (2.79)

                                                                    DIVIDENDS AND DISTRIBUTIONS
                                          DIVIDENDS
                                          (FROM NET           DISTRIBUTIONS           TOTAL         NET ASSET
                                          INVESTMENT          (FROM CAPITAL        DIVIDENDS AND    VALUE, END      TOTAL
                                           INCOME)               GAINS)            DISTRIBUTIONS    OF PERIOD       RETURN (3)

CLASS A:
 Year ended 2/29/2004                         $-  (4)           $-                   $-   (4)      $17.50           36.96%
 Year ended 2/28/2003                       (.02)              (.10)                (.12)           12.78          (15.70)
 Year ended 2/28/2002                       (.09)              (.71)                (.80)           15.29           (7.08)
 Year ended 2/28/2001                       (.10)             (2.26)               (2.36)           17.24            3.03
 Year ended 2/29/2000                       (.10)             (2.48)               (2.58)           19.00           22.30
CLASS B:
 Year ended 2/29/2004                         -                  -                    -             17.07           35.91
 Year ended 2/28/2003                         -                (.10)                (.10)           12.56          (16.36)
 Year ended 2/28/2002                       (.04)              (.71)                (.75)           15.12           (7.82)
 Period from 3/15/2000 to 2/28/2001         (.06)             (2.26)               (2.32)           17.14            1.93
CLASS C:
 Year ended 2/29/2004                         -                  -                    -             16.99           35.81
 Year ended 2/28/2003                         -                (.10)                (.10)           12.51          (16.42)
 Period from 3/15/2001 to 2/28/2002         (.06)              (.71)                (.77)           15.07           (4.44)
CLASS F:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.41           36.81
 Year ended 2/28/2003                       (.04)              (.10)                (.14)           12.73          (15.74)
 Period from 3/16/2001 to 2/28/2002         (.10)              (.71)                (.81)           15.25           (2.12)
CLASS 529-A:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.46           36.90
 Year ended 2/28/2003                       (.04)              (.10)                (.14)           12.76          (15.73)
 Period from 2/15/2002 to 2/28/2002           -                  -                    -             15.29           (1.23)
CLASS 529-B:
 Year ended 2/29/2004                         -                  -                    -             17.20           35.65
 Year ended 2/28/2003                         -                (.10)                (.10)           12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002           -                  -                    -             15.28            .46
CLASS 529-C:
 Year ended 2/29/2004                         -                  -                    -             17.21           35.72
 Year ended 2/28/2003                         -                (.10)                (.10)           12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002           -                  -                    -             15.28            .46
CLASS 529-E:
 Year ended 2/29/2004                         -                  -                    -             17.37           36.45
 Period from 3/7/2002 to 2/28/2003          (.02)              (.10)                (.12)           12.73          (20.18)
CLASS 529-F:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.46           36.66
 Period from 9/17/2002 to 2/28/2003         (.03)                -                  (.03)           12.78            .05
CLASS R-1:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.28           35.81
 Period from 6/26/2002 to 2/28/2003           -                  -                    -             12.73           (8.81)
CLASS R-2:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.26           35.80
 Period from 5/21/2002 to 2/28/2003         (.02)              (.10)                (.12)           12.71          (17.37)
CLASS R-3:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.37           36.27
 Period from 6/4/2002 to 2/28/2003          (.03)              (.10)                (.13)           12.75          (14.58)
CLASS R-4:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.45           36.84
 Period from 5/20/2002 to 2/28/2003         (.05)              (.10)                (.15)           12.76          (17.74)
CLASS R-5:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.54           37.32
 Period from 5/15/2002 to 2/28/2003         (.05)              (.10)                (.15)           12.78          (17.83)


                                                                RATIO OF                 RATIO OF NET
                                       NET ASSETS,              EXPENSES                 INCOME (LOSS)
                                       END OF PERIOD            TO AVERAGE               TO AVERAGE
                                       (IN MILLIONS)            NET ASSETS               NET ASSETS

CLASS A:
 Year ended 2/29/2004                    $11,086                  .73%                     .11%
 Year ended 2/28/2003                     6,641                   .77                       .25
 Year ended 2/28/2002                     7,356                   .71                       .58
 Year ended 2/28/2001                     7,417                   .67                      1.18
 Year ended 2/29/2000                     7,270                   .68                       .72
CLASS B:
 Year ended 2/29/2004                      740                    1.50                     (.66)
 Year ended 2/28/2003                      299                    1.55                     (.52)
 Year ended 2/28/2002                      174                    1.49                     (.27)
 Period from 3/15/2000 to 2/28/2001        41                     1.47 (5)                  .50  (5)
CLASS C:
 Year ended 2/29/2004                      849                    1.56                     (.73)
 Year ended 2/28/2003                      274                    1.59                     (.55)
 Period from 3/15/2001 to 2/28/2002        112                    1.61 (5)                 (.46) (5)
CLASS F:
 Year ended 2/29/2004                      978                    .78                       .05
 Year ended 2/28/2003                      289                    .82                       .22
 Period from 3/16/2001 to 2/28/2002        131                    .84  (5)                  .31  (5)
CLASS 529-A:
 Year ended 2/29/2004                      128                    .77                       .06
 Year ended 2/28/2003                      39                     .78                       .28
 Period from 2/15/2002 to 2/28/2002         1                     .03                       .03
CLASS 529-B:
 Year ended 2/29/2004                      37                     1.68                     (.85)
 Year ended 2/28/2003                      12                     1.71                     (.65)
 Period from 2/19/2002 to 2/28/2002         - (6)                  .04                        -  (7)
CLASS 529-C:
 Year ended 2/29/2004                      46                     1.67                     (.84)
 Year ended 2/28/2003                      14                     1.69                     (.63)
 Period from 2/19/2002 to 2/28/2002         - (6)                  .04                        -  (7)
CLASS 529-E:
 Year ended 2/29/2004                       8                     1.14                     (.31)
 Period from 3/7/2002 to 2/28/2003          3                     1.16 (5)                 (.09) (5)
CLASS 529-F:
 Year ended 2/29/2004                       3                     .89                      (.07)
 Period from 9/17/2002 to 2/28/2003         - (6)                 .40                       .07
CLASS R-1:
 Year ended 2/29/2004                      12                     1.57 (8)                 (.75)
 Period from 6/26/2002 to 2/28/2003         1                     1.58 (5)(8)              (.49) (5)
CLASS R-2:
 Year ended 2/29/2004                      130                    1.53 (5)                 (.70)
 Period from 5/21/2002 to 2/28/2003        25                     1.54 (5)(8)              (.46) (5)
CLASS R-3:
 Year ended 2/29/2004                      189                    1.15 (8)                 (.32)
 Period from 6/4/2002 to 2/28/2003         24                     1.16 (5)(8)              (.09) (5)
CLASS R-4:
 Year ended 2/29/2004                      60                     .78  (8)                  .05
 Period from 5/20/2002 to 2/28/2003         3                     .81  (5)(8)               .24  (5)
CLASS R-5:
 Year ended 2/29/2004                      127                    .47                       .37
 Period from 5/15/2002 to 2/28/2003        53                     .48  (5)                  .58  (5)

                                          Year ended February 28 or 29

                                  2004      2003      2002      2001      2000

Portfolio turnover rate
     for all classes of shares    17%       18%       25%       39%       34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 2000 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4)  Amount less than one cent.
(5)  Annualized.
(6)  Amount less than $1 million.
(7)  Amount less than .01 percent.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 1.60%, 1.91% and 1.16% for classes R-1, R-2 and R-3, respectively, during the year ended February 29, 2004, and 3.01%, 2.21%, 1.29% and .95% for classes R-1, R-2, R-3 and
     R-4, respectively, during the year ended February 28, 2003. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the year ended February 29, 2004.


See Notes to Financial Statements


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
April 13, 2004


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending February 29, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from net investment income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from net investment income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $139,000 of the dividends paid by the fund from net investment income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.







OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Returns for periods ended March 31, 2004 (the most recent calendar quarter):

                                                                                              1 YEAR           LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +28.18%            +0.91% (1)
Not reflecting CDSC                                                                           +33.18%            +1.33% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +32.07%            +2.29% (2)
Not reflecting CDSC                                                                           +33.07%            +2.29% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +34.08%            +3.66% (4)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +26.34%            +2.84% (5)
Not reflecting maximum sales charge                                                           +34.09%            +5.74% (5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +27.86%            +3.89% (6)
Not reflecting CDSC                                                                           +32.86%            +5.69% (6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +31.94%            +5.72% (6)
Not reflecting CDSC                                                                           +32.94%            +5.72% (6)

CLASS 529-E SHARES (3)                                                                        +33.65%            +3.61% (7)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +33.87%           +21.65% (8)

Figures shown on this page are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 16, 2001, when Class F shares were first sold.
(5) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(6) Average annual total return from February 19, 2002, when Class 529-B and Class 529-C shares were first sold.
(7) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.



BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                                OF THE FUND (1)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

H. FREDERICK CHRISTIE, 70                       1998          Private investor; former President and CEO,
                                                              The Mission Group (non-utility holding company,
                                                              subsidiary of Southern California Edison Company)

MARY ANNE DOLAN, 57                             1998          Founder and President, M.A.D., Inc.
                                                              (communications company); former Editor-in-Chief,
                                                              The Los Angeles Herald Examiner

MARTIN FENTON, 68                               1990          Chairman of the Board and CEO, Senior Resource
                                                              Group LLC (development and management of
                                                              senior living communities)

MARY MYERS KAUPPILA, 50                         1998          Private investor; Chairman of the Board and CEO,
                                                              Ladera Management Company (venture capital
                                                              and agriculture); former owner and President,
                                                              Energy Investment, Inc.

BAILEY MORRIS-ECK, 59                           1999          Director and Programming Chair, WYPR Baltimore/
                                                              Washington (public radio station); Senior Associate,
                                                              Financial News (London); Senior Associate, Reuters
                                                              Foundation; Senior Fellow, Institute for International
                                                              Economics; Consultant, The Independent of London

KIRK P. PENDLETON, 64                           1986          Chairman of the Board and CEO, Cairnwood, Inc.
                                                              (venture capital investment)

OLIN C. ROBISON, PH.D., 67                      1998          President of the Salzburg Seminar;
                                                              President Emeritus, Middlebury College

STEPHEN B. SAMPLE, PH.D., 63                    1999          President, University of Southern California


"NON-INTERESTED" DIRECTORS
                                             NUMBER OF
                                            BOARDS WITHIN
                                              THE FUND
                                             COMPLEX (2)
                                              ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero, L.P.

MARY ANNE DOLAN, 57                              3            None

MARTIN FENTON, 68                                16           None

MARY MYERS KAUPPILA, 50                          5            None

BAILEY MORRIS-ECK, 59                            3            The Nevis Fund, Inc.

KIRK P. PENDLETON, 64                            6            None

OLIN C. ROBISON, PH.D., 67                       3            None

STEPHEN B. SAMPLE, PH.D., 63                     2            UNOVA, Inc.; William Wrigley Jr. Company

"INTERESTED" DIRECTORS (4)

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND (1)   PRINCIPAL UNDERWRITER OF THE FUND

R. MICHAEL SHANAHAN, 65                         1986          Chairman of the Board and Principal Executive
Chairman of the Board                                         Officer, Capital Research and Management Company;
                                                              Director, American Funds Distributors, Inc. (5); Director,
                                                              The Capital Group Companies, Inc. (5); Chairman of the
                                                              Board, Capital Management Services, Inc. (5); Director,
                                                              Capital Strategy Research, Inc. (5)

CLAUDIA P. HUNTINGTON, 52                    1992-1994        Senior Vice President, Capital Research and
President and Principal                         1996          Management Company
Executive Officer

"INTERESTED" DIRECTORS (4)
                                             NUMBER OF
                                            BOARDS WITHIN
                                              THE FUND
                                             COMPLEX (2)
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                         DIRECTOR SERVES    OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

R. MICHAEL SHANAHAN, 65                          2            None
Chairman of the Board

CLAUDIA P. HUNTINGTON, 52                        1            None
President and Principal
Executive Officer

Chairman Emeritus
JAMES D. FULLERTON, 87                                        Retired; former Chairman of the Board,
                                                              The Capital Group Companies, Inc. (5)


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             YEAR FIRST
                                               ELECTED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                          OF THE FUND (1)   THE PRINCIPAL UNDERWRITER OF THE FUND

TIMOTHY D. ARMOUR, 43                           1996          Executive Vice President and Director, Capital Research and
Senior Vice President                                         Management Company; Director, The Capital Group Companies, Inc. (5)

PAUL G. HAAGA, JR., 55                          1994          Executive Vice President and Director, Capital Research and
Senior Vice President                                         Management Company; Director, The Capital Group Companies, Inc. (5);
                                                              Director, American Funds Distributors, Inc. (5)

BRADY L. ENRIGHT, 37                            2002          Vice President, Capital Research Company (5)
Vice President

JOANNA F. JONSSON, 40                           1998          Senior Vice President, Capital Research Company (5)
Vice President

C. ROSS SAPPENFIELD, 38                         1999          Vice President, Capital Research Company (5)
Vice President

STUART R. STRACHAN, 47                          2000          Vice President and Senior Counsel-- Fund Business Management Group,
Vice President                                                Capital Research and Management Company

JULIE F. WILLIAMS, 55                        1984-1998        Vice President-- Fund Business Management Group,
Secretary                                       2000          Capital Research and Management Company

JEFFREY P. REGAL, 32                            2003          Vice President-- Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

SHERYL F. JOHNSON, 35                           1998          Vice President-- Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF AMCAP FUND AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
>  AMCAP FUND(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDs
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-902-0404

Litho in USA AGD/CG/8051

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees paid to the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

                        Registrant:
                                a)  Audit Fees:
                                    2003             $50,000
                                    2004             $51,000
                                b) Audit-Related Fees:
                                    2003             none
                                    2004             $4,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the fund's investment adviser
                                    conducted in accordance with Statement on
                                    Auditing Standards Number 70 issued by the
                                    American Institute of Certified Public
                                    Accountants.
                                c) Tax Fees:
                                    2003             $5,000
                                    2004             $5,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    fund's tax returns.
                                d) All Other Fees:
                                    2003             none
                                    2004             none

                    Adviser and  affiliates  (includes  only fees for  non-audit
                    services   billed  to  the   adviser  and   affiliates   for
                    engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):
                                b) Audit-Related Fees:
                                    2003             $343,000
                                    2004             $375,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the fund's transfer agency
                                    and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
                                c) Tax Fees:
                                    2003             none
                                    2004             none
                                d) All Other Fees:
                                    2003             none
                                    2004             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $355,000 for fiscal year 2003 and $399,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence. ITEM 5 - Audit Committee Disclosure for Listed Companies Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the registrant, c/o the registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 10 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By

/s/ Claudia P. Huntington
Claudia P. Huntington, President and PEO

Date: May 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Claudia P. Huntington
Claudia P. Huntington, President and PEO

Date:  May 7, 2004


By

/s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer

Date: May 7, 2004